EXHIBIT 32.2

                                  CERTIFICATION

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of China lithium Technologies, Inc., a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q/A (Amendment No. 1) for the fiscal period ended September 30, 2010 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K/A (Amendment No. 1) fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to China lithium Technologies, Inc. and will be retained by China lithium Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 20, 2011
                                         /s/ Chunping Fong
                                         ---------------------------------------
                                         Chunping Fong, Chief Financial Officer